RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2019

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President, Finance & Investor Relations
T: +1 441 239 4830

Media:
RenaissanceRe Holdings Ltd.
Keil Gunther
Vice President, Marketing & Communications
T: +1 441 239 4932

Kekst and Company
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.
Basis of Presentation
RenaissanceRe Holdings Ltd. (the "Company" or "RenaissanceRe") is a global provider of reinsurance and insurance. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.
On March 22, 2019, the Company's wholly owned subsidiary RenaissanceRe Specialty Holdings (UK) Limited completed its previously announced purchase of all the share capital of Tokio Millennium Re AG (now known as RenaissanceRe Europe AG), Tokio Millennium Re (UK) Limited (now known as RenaissanceRe (UK) Limited) and their subsidiaries (collectively, the “TMR Group Entities”) (the “TMR Stock Purchase”). The Company accounted for the acquisition of the TMR Group Entities under the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic Business Combinations. The operating activities of the TMR Group Entities from the acquisition date, March 22, 2019, through March 31, 2019 were not material and as a result were not included in the Company’s consolidated statements of operations for the first quarter of 2019. As at March 31, 2019, the Company’s consolidated balance sheet reflects the combined entities.
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “tangible book value per common share”, “tangible book value per common share plus accumulated dividends", "retained fixed maturity and short term investments, at fair value" and “managed catastrophe premium.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 24 for Comments on Regulation G.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Highlights
Gross premiums written	$1,564,295	$547,755	$625,677	$977,343	$1,159,652
Net premiums written	$929,031	$411,094	$453,255	$604,509	$663,044
Net premiums earned	$550,028	$574,613	$531,849	$429,385	$440,282
Net claims and claim expenses incurred	227,035	477,638	410,510	60,167	171,703
Acquisition expenses	123,951	120,465	109,761	105,052	97,711
Operating expenses	44,933	58,859	40,593	37,543	41,272
Underwriting income (loss)	$154,109	$(82,349)	$(29,015)	$226,623	$129,596

Net investment income	$81,462	$53,338	$80,696	$71,356	$56,476
Net realized and unrealized gains (losses) on investments	170,645	(88,654)	13,630	(17,901)	(82,144)
Total investment result	$252,107	$(35,316)	$94,326	$53,455	$(25,668)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$273,717	$(83,906)	$32,681	$191,788	$56,713
Operating income available to RenaissanceRe common shareholders (1)	$154,360	$4,797	$17,846	$204,292	$122,093

Total assets	$24,559,600	$18,676,196	$17,096,394	$17,023,378	$15,922,202
Total shareholders' equity attributable to RenaissanceRe	$5,554,033	$5,045,080	$4,886,521	$4,860,061	$4,436,253

Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.43	$(2.10)	$0.82	$4.78	$1.42
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.60	$0.11	$0.45	$5.10	$3.07
Dividends per common share	$0.34	$0.33	$0.33	$0.33	$0.33
Book value per common share	$111.05	$104.13	$105.21	$104.56	$100.29
Tangible book value per common share (1)	$104.39	$97.85	$98.58	$97.87	$93.63
Tangible book value per common share plus accumulated dividends (1)	$124.05	$117.17	$117.57	$116.53	$111.96
Change in tangible book value per common share plus change in accumulated dividends (1)	7.0%	(0.4)%	1.1%	4.9%	0.8%

Financial ratios
Net claims and claim expense ratio - current accident year	42.1%	96.0%	79.0%	50.4%	46.1%
Net claims and claim expense ratio - prior accident years	(0.8)%	(12.9)%	(1.8)%	(36.4)%	(7.1)%
Net claims and claim expense ratio - calendar year	41.3%	83.1%	77.2%	14.0%	39.0%
Underwriting expense ratio	30.7%	31.2%	28.3%	33.2%	31.6%
Combined ratio	72.0%	114.3%	105.5%	47.2%	70.6%
Return on average common equity - annualized	23.5%	(7.8)%	3.1%	18.6%	5.7%
Operating return on average common equity - annualized (1)	13.3%	0.4%	1.7%	19.8%	12.2%
Total investment return - annualized	8.0%	(1.2)%	3.3%	2.0%	(1.0)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenues
Gross premiums written	$1,564,295	$547,755	$625,677	$977,343	$1,159,652
Net premiums written	$929,031	$411,094	$453,255	$604,509	$663,044
(Increase) decrease in unearned premiums	(379,003)	163,519	78,594	(175,124)	(222,762)
Net premiums earned	550,028	574,613	531,849	429,385	440,282
Net investment income	81,462	53,338	80,696	71,356	56,476
Net foreign exchange (losses) gains	(2,846)	(932)	(4,566)	(10,687)	3,757
Equity in earnings of other ventures	4,661	4,143	7,648	5,826	857
Other income (loss)	3,171	5,489	497	1,225	(1,242)
Net realized and unrealized gains (losses) on investments	170,645	(88,654)	13,630	(17,901)	(82,144)
Total revenues	807,121	547,997	629,754	479,204	417,986
Expenses
Net claims and claim expenses incurred	227,035	477,638	410,510	60,167	171,703
Acquisition expenses	123,951	120,465	109,761	105,052	97,711
Operational expenses	44,933	58,859	40,593	37,543	41,272
Corporate expenses	38,789	12,108	6,841	8,301	6,733
Interest expense	11,754	11,765	11,769	11,768	11,767
Total expenses	446,462	680,835	579,474	222,831	329,186
Income (loss) before taxes	360,659	(132,838)	50,280	256,373	88,800
Income tax (expense) benefit	(7,531)	8,852	(1,451)	(4,506)	3,407
Net income (loss)	353,128	(123,986)	48,829	251,867	92,207
Net (income) loss attributable to noncontrolling interests	(70,222)	49,269	(6,440)	(54,483)	(29,899)
Net income (loss) attributable to RenaissanceRe	282,906	(74,717)	42,389	197,384	62,308
Dividends on preference shares	(9,189)	(9,189)	(9,708)	(5,596)	(5,595)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$273,717	$(83,906)	$32,681	$191,788	$56,713

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$6.43	$(2.10)	$0.82	$4.78	$1.42
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.43	$(2.10)	$0.82	$4.78	$1.42
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.60	$0.11	$0.45	$5.10	$3.07

Return on average common equity - annualized	23.5%	(7.8)%	3.1%	18.6%	5.7%
Operating return on average common equity - annualized (1)	13.3%	0.4%	1.7%	19.8%	12.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2019
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,032,384	$531,911	$—	$1,564,295
Net premiums written	$564,230	$364,801	$—	$929,031
Net premiums earned	$290,745	$259,283	$—	$550,028
Net claims and claim expenses incurred	56,083	170,933	19	227,035
Acquisition expenses	53,739	70,212	—	123,951
Operational expenses	28,544	16,389	—	44,933
Underwriting income (loss)	$152,379	$1,749	$(19)	$154,109

Net claims and claim expenses incurred - current accident year	$54,206	$177,135	$—	$231,341
Net claims and claim expenses incurred - prior accident years	1,877	(6,202)	19	(4,306)
Net claims and claim expenses incurred - total	$56,083	$170,933	$19	$227,035

Net claims and claim expense ratio - current accident year	18.6%	68.3%		42.1%
Net claims and claim expense ratio - prior accident years	0.7%	(2.4)%		(0.8)%
Net claims and claim expense ratio - calendar year	19.3%	65.9%		41.3%
Underwriting expense ratio	28.3%	33.4%		30.7%
Combined ratio	47.6%	99.3%		72.0%

	Three months ended March 31, 2018
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$706,968	$452,684	$—	$1,159,652
Net premiums written	$354,077	$308,967	$—	$663,044
Net premiums earned	$225,049	$215,233	$—	$440,282
Net claims and claim expenses incurred	30,607	141,078	18	171,703
Acquisition expenses	40,721	56,990	—	97,711
Operational expenses	26,546	14,593	133	41,272
Underwriting income (loss)	$127,175	$2,572	$(151)	$129,596

Net claims and claim expenses incurred - current accident year	$58,169	$144,869	$—	$203,038
Net claims and claim expenses incurred - prior accident years	(27,562)	(3,791)	18	(31,335)
Net claims and claim expenses incurred - total	$30,607	$141,078	$18	$171,703

Net claims and claim expense ratio - current accident year	25.8%	67.3%		46.1%
Net claims and claim expense ratio - prior accident years	(12.2)%	(1.8)%		(7.1)%
Net claims and claim expense ratio - calendar year	13.6%	65.5%		39.0%
Underwriting expense ratio	29.9%	33.3%		31.6%
Combined ratio	43.5%	98.8%		70.6%

3

RenaissanceRe Holdings Ltd.
Segment Underwriting Results

	Three months ended
Property Segment	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Gross premiums written	$1,032,384	$199,918	$301,413	$552,627	$706,968
Net premiums written	$564,230	$170,647	$232,632	$297,832	$354,077
Net premiums earned	$290,745	$328,585	$293,059	$204,138	$225,049
Net claims and claim expenses incurred	56,083	275,700	265,857	(74,269)	30,607
Acquisition expenses	53,739	50,817	45,524	40,850	40,721
Operational expenses	28,544	37,021	25,577	23,810	26,546
Underwriting income (loss)	$152,379	$(34,953)	$(43,899)	$213,747	$127,175

Net claims and claim expenses incurred - current accident year	$54,206	$324,118	$268,022	$68,876	$58,169
Net claims and claim expenses incurred - prior accident years	1,877	(48,418)	(2,165)	(143,145)	(27,562)
Net claims and claim expenses incurred - total	$56,083	$275,700	$265,857	$(74,269)	$30,607

Net claims and claim expense ratio - current accident year	18.6%	98.6%	91.5%	33.7%	25.8%
Net claims and claim expense ratio - prior accident years	0.7%	(14.7)%	(0.8)%	(70.1)%	(12.2)%
Net claims and claim expense ratio - calendar year	19.3%	83.9%	90.7%	(36.4)%	13.6%
Underwriting expense ratio	28.3%	26.7%	24.3%	31.7%	29.9%
Combined ratio	47.6%	110.6%	115.0%	(4.7)%	43.5%

	Three months ended
Casualty and Specialty Segment	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Gross premiums written	$531,911	$347,837	$324,264	$424,716	$452,684
Net premiums written	$364,801	$240,447	$220,623	$306,677	$308,967
Net premiums earned	$259,283	$246,027	$238,791	$225,247	$215,233
Net claims and claim expenses incurred	170,933	202,047	144,671	134,524	141,078
Acquisition expenses	70,212	69,650	64,238	64,201	56,990
Operational expenses	16,389	21,762	14,976	13,552	14,593
Underwriting income (loss)	$1,749	$(47,432)	$14,906	$12,970	$2,572

Net claims and claim expenses incurred - current accident year	$177,135	$227,289	$151,904	$147,520	$144,869
Net claims and claim expenses incurred - prior accident years	(6,202)	(25,242)	(7,233)	(12,996)	(3,791)
Net claims and claim expenses incurred - total	$170,933	$202,047	$144,671	$134,524	$141,078

Net claims and claim expense ratio - current accident year	68.3%	92.4%	63.6%	65.5%	67.3%
Net claims and claim expense ratio - prior accident years	(2.4)%	(10.3)%	(3.0)%	(5.8)%	(1.8)%
Net claims and claim expense ratio - calendar year	65.9%	82.1%	60.6%	59.7%	65.5%
Underwriting expense ratio	33.4%	37.2%	33.2%	34.5%	33.3%
Combined ratio	99.3%	119.3%	93.8%	94.2%	98.8%

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenues
Gross premiums written	$186,114	$33,940	$53,328	$159,864	$139,664
Net premiums written	$167,919	$26,108	$50,994	$123,074	$116,996
(Increase) decrease in unearned premiums	(89,594)	72,709	39,717	(68,497)	(52,623)
Net premiums earned	78,325	98,817	90,711	54,577	64,373
Net investment income	12,823	13,543	12,327	11,111	10,078
Net foreign exchange (losses) gains	(256)	(244)	131	50	505
Other income	205	209	210	69	1
Net realized and unrealized gains (losses) on investments	22,435	427	(3,517)	(6,853)	(16,832)
Total revenues	113,532	112,752	99,862	58,954	58,125
Expenses
Net claims and claim expenses incurred	3,663	169,716	72,818	(39,479)	4,592
Acquisition expenses	16,966	(2,591)	9,284	22,616	16,007
Operational and corporate expenses	10,650	4,490	11,560	8,721	8,409
Interest expense	1,858	1,859	1,859	1,858	1,858
Total expenses	33,137	173,474	95,521	(6,284)	30,866
Income (loss) before taxes	80,395	(60,722)	4,341	65,238	27,259
Income tax (expense) benefit	(142)	21	448	(747)	(368)
Net income (loss) available (attributable) to DaVinciRe common shareholders	$80,253	$(60,701)	$4,789	$64,491	$26,891

Net claims and claim expenses incurred - current accident year	$10,300	$206,323	$74,632	$9,867	$7,943
Net claims and claim expenses incurred - prior accident years	(6,637)	(36,607)	(1,814)	(49,346)	(3,351)
Net claims and claim expenses incurred - total	$3,663	$169,716	$72,818	$(39,479)	$4,592

Net claims and claim expense ratio - current accident year	13.2%	208.8%	82.3%	18.1%	12.3%
Net claims and claim expense ratio - prior accident years	(8.5)%	(37.1)%	(2.0)%	(90.4)%	(5.2)%
Net claims and claim expense ratio - calendar year	4.7%	171.7%	80.3%	(72.3)%	7.1%
Underwriting expense ratio	35.2%	2.0%	23.0%	57.4%	38.0%
Combined ratio	39.9%	173.7%	103.3%	(14.9)%	45.1%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Assets
Fixed maturity investments trading, at fair value	$9,473,160	$8,088,870	$7,814,779	$7,420,778	$7,404,761
Short term investments, at fair value	4,012,815	2,586,520	2,461,415	2,031,943	1,616,597
Equity investments trading, at fair value	389,937	310,252	413,271	432,804	387,462
Other investments, at fair value	878,373	784,933	738,919	713,200	692,652
Investments in other ventures, under equity method	98,563	115,172	117,307	111,935	120,232
Total investments	14,852,848	11,885,747	11,545,691	10,710,660	10,221,704
Cash and cash equivalents	1,021,275	1,107,922	453,041	548,472	647,973
Premiums receivable	2,753,098	1,537,188	1,787,095	1,959,647	1,684,630
Prepaid reinsurance premiums	1,086,027	616,185	795,496	925,501	794,921
Reinsurance recoverable	2,908,343	2,372,221	1,204,059	1,454,991	1,572,321
Accrued investment income	64,615	51,311	46,690	44,810	43,069
Deferred acquisition costs and value of business acquired	841,528	476,661	497,733	511,155	477,010
Receivable for investments sold	411,172	256,416	406,062	505,907	111,431
Other assets	353,543	135,127	121,724	122,048	127,571
Goodwill and other intangibles	267,151	237,418	238,803	240,187	241,572
Total assets	$24,559,600	$18,676,196	$17,096,394	$17,023,378	$15,922,202
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$8,391,484	$6,076,271	$4,952,498	$4,702,345	$4,912,727
Unearned premiums	3,188,678	1,716,021	2,058,851	2,267,450	1,961,746
Debt	1,191,499	991,127	990,749	990,371	989,995
Reinsurance balances payable	3,009,492	1,902,056	1,970,913	2,085,034	1,758,948
Payable for investments purchased	679,596	380,332	555,556	490,589	306,664
Other liabilities	435,418	513,609	147,328	134,100	130,505
Total liabilities	16,896,167	11,579,416	10,675,895	10,669,889	10,060,585
Redeemable noncontrolling interest	2,109,400	2,051,700	1,533,978	1,493,428	1,425,364
Shareholders' Equity
Preference shares	650,000	650,000	650,000	650,000	400,000
Common shares	44,159	42,207	40,266	40,263	40,246
Additional paid-in capital	543,889	296,099	42,395	35,094	38,552
Accumulated other comprehensive (loss) income	(1,470)	(1,433)	(1,483)	(1,101)	194
Retained earnings	4,317,455	4,058,207	4,155,343	4,135,805	3,957,261
Total shareholders' equity attributable to RenaissanceRe	5,554,033	5,045,080	4,886,521	4,860,061	4,436,253
Total liabilities, noncontrolling interests and shareholders' equity	$24,559,600	$18,676,196	$17,096,394	$17,023,378	$15,922,202

Book value per common share	$111.05	$104.13	$105.21	$104.56	$100.29

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

Type of Investment	March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
U.S. treasuries	$3,097,089	20.9%	$3,331,411	28.0%	$3,117,911	27.0%	$2,968,855	27.7%	$2,834,487	27.7%
Agencies	182,904	1.2%	174,883	1.5%	143,980	1.2%	55,199	0.5%	45,365	0.5%
Municipal	256,967	1.7%	6,854	0.1%	7,061	0.1%	6,164	0.1%	506,470	5.0%
Non-U.S. government	687,021	4.6%	279,818	2.4%	254,169	2.2%	298,811	2.8%	303,056	3.0%
Non-U.S. government-backed corporate	286,331	1.9%	160,063	1.3%	137,512	1.2%	185,640	1.7%	191,202	1.9%
Corporate	2,971,018	20.0%	2,450,244	20.6%	2,448,795	21.2%	2,280,080	21.3%	2,147,578	21.0%
Agency mortgage-backed	955,616	6.4%	817,880	6.8%	836,376	7.2%	762,077	7.1%	693,377	6.8%
Non-agency mortgage-backed	272,880	1.8%	278,680	2.4%	289,649	2.5%	300,311	2.8%	302,638	2.9%
Commercial mortgage-backed	245,323	1.7%	282,294	2.4%	257,434	2.2%	248,590	2.3%	197,126	1.9%
Asset-backed	518,011	3.5%	306,743	2.6%	321,892	2.9%	315,051	3.0%	183,462	1.7%
Total fixed maturity investments, at fair value	9,473,160	63.7%	8,088,870	68.1%	7,814,779	67.7%	7,420,778	69.3%	7,404,761	72.4%
Short term investments, at fair value	4,012,815	27.1%	2,586,520	21.8%	2,461,415	21.3%	2,031,943	19.0%	1,616,597	15.8%
Total consolidated fixed maturity and short term investments, at fair value	13,485,975	90.8%	10,675,390	89.9%	10,276,194	89.0%	9,452,721	88.3%	9,021,358	88.2%
Equity investments trading, at fair value	389,937	2.6%	310,252	2.6%	413,271	3.6%	432,804	4.0%	387,462	3.8%
Other investments, at fair value	878,373	5.9%	784,933	6.5%	738,919	6.4%	713,200	6.6%	692,652	6.8%
Total managed investment portfolio	14,754,285	99.3%	11,770,575	99.0%	11,428,384	99.0%	10,598,725	99.0%	10,101,472	98.8%
Investments in other ventures, under equity method	98,563	0.7%	115,172	1.0%	117,307	1.0%	111,935	1.0%	120,232	1.2%
Total investments	$14,852,848	100.0%	$11,885,747	100.0%	$11,545,691	100.0%	$10,710,660	100.0%	$10,221,704	100.0%

Managed fixed maturity and short term investments portfolio (1)
Total consolidated fixed maturity and short term investments, at fair value	$13,485,975		$10,675,390		$10,276,194		$9,452,721		$9,021,358
Weighted average yield to maturity of fixed maturity and short term investments	2.7%		3.2%		3.1%		3.0%		2.9%
Average duration of fixed maturities and short term investments	2.5		2.1		2.0		2.2		2.4
Retained fixed maturity and short term investments portfolio (2)
Retained fixed maturity and short term investments, at fair value	$9,811,977		$7,647,460		$7,600,044		$7,056,577		$6,804,618
Weighted average yield to maturity of retained fixed maturity and short term investments	2.8%		3.4%		3.3%		3.1%		3.0%
Average duration of retained fixed maturities and short term investments	3.0		2.3		2.4		2.3		2.5

(1)	Includes total consolidated fixed maturity and short term investments, at fair value, as presented on the Company's consolidated balance sheets.

(2)
Includes total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Fixed Maturity Investments

Credit Quality of Fixed Maturity Investments	March 31, 2019		December 31, 2018		September 30, 2018		June 30, 2018		March 31, 2018
AAA	$1,221,347	12.9%	$769,757	9.5%	$732,294	9.4%	$792,956	10.7%	$723,897	9.7%
AA	5,302,980	56.0%	4,745,307	58.7%	4,496,120	57.5%	4,181,431	56.3%	4,204,030	56.8%
A	1,385,193	14.6%	928,205	11.5%	880,744	11.3%	853,862	11.5%	889,814	12.0%
BBB	758,720	8.0%	658,825	8.1%	631,290	8.1%	516,911	7.0%	540,639	7.3%
Non-investment grade and not rated	804,920	8.5%	986,776	12.2%	1,074,331	13.7%	1,075,618	14.5%	1,046,381	14.2%
Total fixed maturity investments, at fair value	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%

Maturity Profile of Fixed Maturity Investments
Due in less than one year	$744,030	7.8%	$507,728	6.3%	$301,817	3.9%	$383,353	5.2%	$495,143	6.7%
Due after one through five years	5,301,425	56.0%	4,762,712	58.9%	4,694,059	60.0%	4,421,536	59.5%	4,324,744	58.4%
Due after five through ten years	1,154,682	12.2%	1,056,087	13.1%	1,020,157	13.1%	904,070	12.2%	1,064,575	14.4%
Due after ten years	281,193	3.0%	76,746	0.9%	93,395	1.2%	85,790	1.2%	143,696	1.9%
Mortgage-backed securities	1,473,819	15.5%	1,378,854	17.0%	1,383,459	17.7%	1,310,978	17.7%	1,193,141	16.1%
Asset-backed securities	518,011	5.5%	306,743	3.8%	321,892	4.1%	315,051	4.2%	183,462	2.5%
Total fixed maturity investments, at fair value	$9,473,160	100.0%	$8,088,870	100.0%	$7,814,779	100.0%	$7,420,778	100.0%	$7,404,761	100.0%

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Type of Investment
Catastrophe bonds	$556,380	$516,571	$525,126	$501,025	$476,534
Private equity investments	253,566	242,647	185,121	186,200	190,067
Senior secured bank loan funds	15,674	14,482	17,057	14,414	13,771
Hedge funds	11,585	11,233	11,615	11,561	12,280
Miscellaneous other investments	41,168	—	—	—	—
Total other investments, at fair value	$878,373	$784,933	$738,919	$713,200	$692,652

Type of Investment
Catastrophe bonds	63.3%	65.9%	71.1%	70.3%	68.8%
Private equity investments	28.9%	30.9%	25.0%	26.1%	27.4%
Senior secured bank loan funds	1.8%	1.8%	2.3%	2.0%	2.0%
Hedge funds	1.3%	1.4%	1.6%	1.6%	1.8%
Miscellaneous other investments	4.7%	—%	—%	—%	—%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Fixed maturity investments	$61,483	$60,189	$55,725	$50,416	$45,643
Short term investments	11,844	11,231	9,403	7,633	5,304
Equity investments trading	1,027	1,383	903	1,490	698
Other investments
Private equity investments	2,454	(11,672)	8,723	3,860	(434)
Other	7,245	(4,871)	8,665	10,658	8,023
Cash and cash equivalents	1,517	1,102	1,104	1,039	565
	85,570	57,362	84,523	75,096	59,799
Investment expenses	(4,108)	(4,024)	(3,827)	(3,740)	(3,323)
Net investment income	81,462	53,338	80,696	71,356	56,476

Gross realized gains	24,373	6,339	5,229	5,133	4,583
Gross realized losses	(22,943)	(23,399)	(15,327)	(26,519)	(25,853)
Net realized gains (losses) on fixed maturity investments	1,430	(17,060)	(10,098)	(21,386)	(21,270)
Net unrealized gains (losses) on fixed maturity investments trading	103,922	16,212	(8,730)	(9,420)	(55,372)
Net realized and unrealized gains (losses) on investments-related derivatives	13,796	(8,021)	2,563	1,038	(4,364)
Net realized (losses) gains on equity investments trading	(1,161)	5,898	21,259	348	234
Net unrealized gains (losses) on equity investments trading	52,658	(85,683)	8,636	11,519	(1,372)
Net realized and unrealized gains (losses) on investments	170,645	(88,654)	13,630	(17,901)	(82,144)
Total investment result	$252,107	$(35,316)	$94,326	$53,455	$(25,668)

Total investment return - annualized (1)	8.0%	(1.2)%	3.3%	2.0%	(1.0)%

(1)
Total investment return for the three months ended March 31, 2019 does not include the investment results related to the invested assets of the TMR Group Entities, which were acquired on March 22, 2019.

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Weighted Average Yield to Maturity and Credit Rating
					Credit Rating (1)
March 31, 2019	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Yield to Maturity	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$4,012,815	$4,012,815	27.1%	2.1%	$3,621,793	$325,309	$63,964	$704	$192	$853
		100.0%			90.3%	8.1%	1.6%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	3,086,020	3,097,089	20.9%	2.3%	—	3,097,089	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	78,840	78,734	0.5%	2.9%	—	78,734	—	—	—	—
Other agencies	103,953	104,170	0.7%	2.7%	—	104,170	—	—	—	—
Total agencies	182,793	182,904	1.2%	2.8%	—	182,904	—	—	—	—
Municipal	257,037	256,967	1.7%	3.4%	49,435	151,715	55,236	—	—	581
Non-U.S. government	688,709	687,021	4.6%	1.6%	299,421	368,602	14,053	—	3,679	1,266
Non-U.S. government-backed corporate	285,816	286,331	1.9%	2.1%	150,294	117,282	17,345	—	656	754
Corporate	2,961,995	2,971,018	20.0%	3.6%	81,199	316,058	1,293,122	712,634	548,415	19,590
Mortgage-backed
Residential mortgage-backed
Agency securities	954,150	955,616	6.4%	3.1%	—	955,616	—	—	—	—
Non-agency securities - Alt A	212,282	222,357	1.5%	4.2%	9,537	13,322	2,378	8,869	153,667	34,584
Non-agency securities - Prime	48,544	50,523	0.3%	4.2%	5,473	2,918	1,364	865	22,496	17,407
Total residential mortgage-backed	1,214,976	1,228,496	8.2%	3.3%	15,010	971,856	3,742	9,734	176,163	51,991
Commercial mortgage-backed	245,114	245,323	1.7%	3.2%	183,684	51,112	902	9,625	—	—
Total mortgage-backed	1,460,090	1,473,819	9.9%	3.3%	198,694	1,022,968	4,644	19,359	176,163	51,991
Asset-backed
Collateralized loan obligations	385,593	383,457	2.6%	4.1%	311,180	46,362	—	25,915	—	—
Credit cards	46,544	46,644	0.3%	2.7%	46,644	—	—	—	—	—
Auto loans	78,003	78,060	0.5%	2.8%	78,060	—	—	—	—	—
Other	9,770	9,850	0.1%	3.9%	6,420	—	793	812	1,458	367
Total asset-backed	519,910	518,011	3.5%	3.8%	442,304	46,362	793	26,727	1,458	367
Total securitized assets	1,980,000	1,991,830	13.4%	3.4%	640,998	1,069,330	5,437	46,086	177,621	52,358
Total fixed maturity investments	9,442,370	9,473,160	63.7%	2.9%	1,221,347	5,302,980	1,385,193	758,720	730,371	74,549
		100.0%			12.9%	56.0%	14.6%	8.0%	7.7%	0.8%
Weighted average yield to maturity of fixed maturity and short term investments				2.7%
Equity investments trading		389,937	2.6%		—	—	—	—	—	389,937
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		556,380	3.7%		—	—	—	—	556,380	—
Private equity investments		253,566	1.7%		—	—	—	—	—	253,566
Senior secured bank loan funds		15,674	0.1%		—	—	—	—	—	15,674
Hedge funds		11,585	0.1%		—	—	—	—	—	11,585
Miscellaneous other investments		41,168	0.3%		—	—	34,023	—	—	7,145
Total other investments		878,373	5.9%		—	—	34,023	—	556,380	287,970
		100.0%			—%	—%	3.9%	—%	63.3%	32.8%
Investments in other ventures		98,563	0.7%		—	—	—	—	—	98,563
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$14,852,848	100.0%		$4,843,140	$5,628,289	$1,483,180	$759,424	$1,286,943	$851,872
		100.0%			32.6%	37.9%	10.0%	5.1%	8.7%	5.7%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2019
Property	$1,243,455	$1,598,283	$844,681	$3,686,419
Casualty and Specialty	1,454,164	121,165	3,125,166	4,700,495
Other	1,404	—	3,166	4,570
Total (1)	$2,699,023	$1,719,448	$3,973,013	$8,391,484

December 31, 2018
Property	$690,718	$1,308,307	$1,087,229	$3,086,254
Casualty and Specialty	771,537	116,877	2,096,979	2,985,393
Other	1,458	—	3,166	4,624
Total	$1,463,713	$1,425,184	$3,187,374	$6,076,271

September 30, 2018
Property	$610,932	$744,391	$774,220	$2,129,543
Casualty and Specialty	773,732	102,631	1,940,244	2,816,607
Other	3,240	—	3,108	6,348
Total	$1,387,904	$847,022	$2,717,572	$4,952,498

June 30, 2018
Property	$631,642	$766,450	$568,642	$1,966,734
Casualty and Specialty	750,149	105,066	1,871,468	2,726,683
Other	4,433	—	4,495	8,928
Total	$1,386,224	$871,516	$2,444,605	$4,702,345

March 31, 2018
Property	$701,202	$850,498	$687,209	$2,238,909
Casualty and Specialty	740,809	118,380	1,801,361	2,660,550
Other	4,999	—	8,269	13,268
Total	$1,447,010	$968,878	$2,496,839	$4,912,727
(1) Included in the Company’s reserves for claims and claim expenses balance at March 31, 2019 is $2.4 billion of gross reserves for claims and claim expenses, at fair value, acquired as a result of the acquisition of the TMR Group Entities.

12

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2019			Three months ended March 31, 2018
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$6,076,271	$2,372,221	$3,704,050	$5,080,408	$1,586,630	$3,493,778
Incurred claims and claim expenses
Current year	300,561	69,220	231,341	267,018	63,980	203,038
Prior years	37,558	41,864	(4,306)	(41,276)	(9,941)	(31,335)
Total incurred claims and claim expenses	338,119	111,084	227,035	225,742	54,039	171,703
Paid claims and claim expenses
Current year	9,339	1,190	8,149	11,576	2,526	9,050
Prior years	403,340	103,220	300,120	393,954	65,825	328,129
Total paid claims and claim expenses	412,679	104,410	308,269	405,530	68,351	337,179
Amounts acquired (1)	2,388,210	529,435	1,858,775	—	—	—
Foreign exchange	1,563	13	1,550	12,107	3	12,104
Reserve for claims and claim expenses, end of period	$8,391,484	$2,908,343	$5,483,141	$4,912,727	$1,572,321	$3,340,406

(1)	Represents the fair value of the TMR Group Entities reserves for claims and claim expenses, net of reinsurance recoverables, acquired at March 22, 2019.

13

RenaissanceRe Holdings Ltd.
Fee Income

The table below reflects the total fee income earned through third-party capital management as well as various joint ventures and certain structured retrocession agreements to which the Company is a party. Joint ventures include DaVinciRe Holdings Ltd., Top Layer Reinsurance Ltd. ("Top Layer Re"), Vermeer Reinsurance Ltd. and certain entities investing in Langhorne Holdings LLC. Managed funds include RenaissanceRe Upsilon Fund Ltd. and RenaissanceRe Medici Fund Ltd. Structured reinsurance products include Fibonacci Reinsurance Ltd., as well as certain other reinsurance contracts which transfer risk to capital.

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Management fee income
Joint ventures	$9,735	$3,628	$9,265	$7,125	$6,369
Managed funds	3,797	3,051	3,260	2,745	2,406
Structured reinsurance products	8,245	8,213	8,530	7,958	8,611
Total management fee income	21,777	14,892	21,055	17,828	17,386

Performance fee income (loss)
Joint ventures	2,538	3,193	853	6,869	4,178
Managed funds	298	(4,430)	2,539	1,175	778
Structured reinsurance products	4,191	(5,020)	(1,568)	6,802	3,366
Total performance fee income (loss) (1)	7,027	(6,257)	1,824	14,846	8,322

Total fee income	$28,804	$8,635	$22,879	$32,674	$25,708

(1)
Performance fees are based on the performance of the individual vehicles and/or products, and could be negative in any given quarter when large losses occur, which can result in the reversal of previously accrued performance fees.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$273,717	$(83,906)	$32,681	$191,788	$56,713
Amount allocated to participating common shareholders (1)	(3,121)	(157)	(294)	(2,174)	(546)
	$270,596	$(84,063)	$32,387	$189,614	$56,167
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	42,065	40,111	39,624	39,641	39,552
Per common share equivalents of employee stock options and restricted shares	26	—	13	13	47
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	42,091	40,111	39,637	39,654	39,599

Basic income (loss) per RenaissanceRe common share	$6.43	$(2.10)	$0.82	$4.78	$1.42
Diluted income (loss) per RenaissanceRe common share	$6.43	$(2.10)	$0.82	$4.78	$1.42

(1)
Represents earnings attributable to holders of unvested restricted shares issued pursuant to the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Top Layer Re	$2,265	$2,650	$2,170	$1,999	$2,033
Tower Hill Companies	501	1,331	4,629	4,555	(910)
Other	1,895	162	849	(728)	(266)
Total equity in earnings of other ventures	$4,661	$4,143	$7,648	$5,826	$857

Other Income (Loss)

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$3,106	$5,000	$543	$787	$(1,523)
Other items	65	489	(46)	438	281
Total other income (loss)	$3,171	$5,489	$497	$1,225	$(1,242)

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance Ltd. (1)	A+	A+	A1	A+
DaVinci Reinsurance Ltd. (1)	A	A+	A3	—
Renaissance Reinsurance of Europe Unlimited Company (1)	A+	A+	—	—
Renaissance Reinsurance U.S. Inc. (1)	A+	A+	—	—
RenaissanceRe Europe AG (1)	A+	A+	—	—
RenaissanceRe Specialty U.S. (1)	A+	A+	—	—
RenaissanceRe (UK) Limited	—	A+	—	—
Top Layer Reinsurance Ltd. (1)	A+	AA	—	—
Vermeer Reinsurance Ltd. (1)	A	—	—	—

RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	Very Strong	Very Strong	—	—
Ratings as of May 3, 2019.
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer’s financial strength rating, the S&P ratings reflect the applicable insurer's long-term issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent Syndicate 1458's financial strength rating.
(3) The A.M. Best rating for RenaissanceRe reflects a very strong Enterprise Risk Management ("ERM") score within A.M. Best’s credit ratings methodology. The S&P rating for RenaissanceRe represents the rating on its ERM practices.

17

RenaissanceRe Holdings Ltd.
Gross Premiums Written

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Property Segment
Catastrophe	$845,213	$108,937	$212,330	$437,720	$590,337
Other property	187,171	90,981	89,083	114,907	116,631
Property segment gross premiums written	$1,032,384	$199,918	$301,413	$552,627	$706,968

Casualty and Specialty Segment
General casualty (1)	$153,334	$75,797	$97,026	$153,648	$126,626
Professional liability (2)	149,377	119,391	111,536	97,811	157,113
Financial lines (3)	127,356	102,167	69,253	88,215	93,267
Other (4)	101,844	50,482	46,449	85,042	75,678
Casualty and Specialty segment gross premiums written	$531,911	$347,837	$324,264	$424,716	$452,684

(1)	Includes automobile liability, casualty clash, employer’s liability, umbrella or excess casualty, workers’ compensation and general liability
(2)	Includes directors and officers, medical malpractice, and professional indemnity.
(3)	Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)
Includes accident and health, agriculture, aviation, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other classes of business, and are allocated accordingly.

18

RenaissanceRe Holdings Ltd.
Property Segment Supplemental Underwriting Results

	Three months ended March 31, 2019			Three months ended March 31, 2018
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$845,213	$187,171	$1,032,384	$590,337	$116,631	$706,968
Net premiums written	$444,016	$120,214	$564,230	$281,053	$73,024	$354,077
Net premiums earned	$180,237	$110,508	$290,745	$147,823	$77,226	$225,049
Net claims and claim expenses incurred	(13,994)	70,077	56,083	9,473	21,134	30,607
Acquisition expenses	24,327	29,412	53,739	17,973	22,748	40,721
Operational expenses	23,612	4,932	28,544	22,095	4,451	26,546
Underwriting income	$146,292	$6,087	$152,379	$98,282	$28,893	$127,175

Net claims and claim expenses incurred - current accident year	$3,490	$50,716	$54,206	$21,542	$36,627	$58,169
Net claims and claim expenses incurred - prior accident years	(17,484)	19,361	1,877	(12,069)	(15,493)	(27,562)
Net claims and claim expenses incurred - total	$(13,994)	$70,077	$56,083	$9,473	$21,134	$30,607

Net claims and claim expense ratio - current accident year	1.9%	45.9%	18.6%	14.6%	47.4%	25.8%
Net claims and claim expense ratio - prior accident years	(9.7)%	17.5%	0.7%	(8.2)%	(20.0)%	(12.2)%
Net claims and claim expense ratio - calendar year	(7.8)%	63.4%	19.3%	6.4%	27.4%	13.6%
Underwriting expense ratio	26.6%	31.1%	28.3%	27.1%	35.2%	29.9%
Combined ratio	18.8%	94.5%	47.6%	33.5%	62.6%	43.5%

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measures in previous investor communications and the Company's management believes that these measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments attributable to RenaissanceRe common shareholders, transaction and integration expenses associated with the acquisition of Tokio Millennium Re and the income tax expense or benefit associated with net realized and unrealized gains and losses on investments attributable to RenaissanceRe common shareholders. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from: fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives and the associated income tax expense or benefit of those fluctuations; and certain transaction and integration expenses associated with the acquisition of Tokio Millennium Re. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

RenaissanceRe Holdings Ltd.
Comments on Regulation G

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$273,717	$(83,906)	$32,681	$191,788	$56,713
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(153,164)	88,987	(16,371)	12,562	69,028
Adjustment for transaction and integration expenses associated with the acquisition of Tokio Millennium Re (2)	25,520	3,296	—	—	—
Adjustment for income tax expense (benefit) (3)	8,287	(3,580)	1,536	(58)	(3,648)
Operating income available to RenaissanceRe common shareholders	$154,360	$4,797	$17,846	$204,292	$122,093

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$6.43	$(2.10)	$0.82	$4.78	$1.42
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(3.64)	2.22	(0.41)	0.32	1.74
Adjustment for transaction and integration expenses associated with the acquisition of Tokio Millennium Re (2)	0.61	0.08	—	—	—
Adjustment for income tax expense (benefit) (3)	0.20	(0.09)	0.04	—	(0.09)
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.60	$0.11	$0.45	$5.10	$3.07

Return on average common equity - annualized	23.5%	(7.8)%	3.1%	18.6%	5.7%
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders (1)	(13.2)%	8.2%	(1.5)%	1.2%	6.9%
Adjustment for transaction and integration expenses associated with the acquisition of Tokio Millennium Re (2)	2.2%	0.3%	—%	—%	—%
Adjustment for income tax expense (benefit) (3)	0.8%	(0.3)%	0.1%	—%	(0.4)%
Operating return on average common equity - annualized	13.3%	0.4%	1.7%	19.8%	12.2%

(1)
Adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders represents: net realized and unrealized gains (losses) on investments as set forth in the Company's consolidated statement of operations less net realized and unrealized gains (losses) attributable to redeemable noncontrolling interests, which is included in net income attributable to redeemable noncontrolling interests in the Company's consolidated statement of operations. Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

(2)
Adjustment for transaction and integration expenses associated with the acquisition of Tokio Millennium Re for the three months ended March 31, 2019 represents $25.5 million of corporate expenses associated with the acquisition, comprised of $12.9 million of transaction-related costs, $5.9 million of integration-related costs, and $6.7 million of compensation-related costs. Comparative information for all prior periods has been updated to conform to the current methodology and presentation.

(3)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustment for net realized and unrealized (gains) losses on investments attributable to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Book value per common share	$111.05	$104.13	$105.21	$104.56	$100.29
Adjustment for goodwill and other intangibles (1) (2)	(6.66)	(6.28)	(6.63)	(6.69)	(6.66)
Tangible book value per common share	104.39	97.85	98.58	97.87	93.63
Adjustment for accumulated dividends	19.66	19.32	18.99	18.66	18.33
Tangible book value per common share plus accumulated dividends	$124.05	$117.17	$117.57	$116.53	$111.96

Quarterly change in book value per common share	6.6%	(1.0)%	0.6%	4.3%	0.6%
Quarterly change in tangible book value per common share plus change in accumulated dividends	7.0%	(0.4)%	1.1%	4.9%	0.8%
Year to date change in book value per common share	6.6%	4.4%	5.5%	4.9%	0.6%
Year to date change in tangible book value per common share plus change in accumulated dividends	7.0%	6.4%	6.8%	5.7%	0.8%

(1)
At March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, goodwill and other intangibles included $27.0 million, $27.7 million, $28.4 million, $29.1 million and $26.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

(2)
At March 31, 2019, goodwill and other intangibles included $18.0 million of identifiable intangible assets and $13.1 million of goodwill, respectively, recognized by the Company in connection with the acquisition of the TMR Group Entities on March 22, 2019.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “retained fixed maturity and short term investments, at fair value.” “Retained fixed maturity and short term investments, at fair value" is defined as total consolidated fixed maturity and short term investments, at fair value, less the portion of fixed maturity and short term investments, at fair value attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. “Retained fixed maturity and short term investments, at fair value” differs from total consolidated fixed maturity and short term investments, at fair value, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of fixed maturity and short term investments, at fair value, attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures. The Company's management believes “retained fixed maturity and short term investments, at fair value” is useful to investors and other interested parties because it provides a measure of the portion of the Company's fixed maturity and short term investments, at fair value, that impacts the investment results included in net income (loss) available (attributable) to RenaissanceRe common shareholders. A reconciliation of total consolidated fixed maturity and short term investments, at fair value, to “retained fixed maturity and short term investments, at fair value” is included below:

	At
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018

Fixed maturity investments, at fair value	$9,473,160	$8,088,870	$7,814,779	$7,420,778	$7,404,761
Short term investments, at fair value	4,012,815	2,586,520	2,461,415	2,031,943	1,616,597
Total consolidated fixed maturity and short term investments, at fair value	$13,485,975	$10,675,390	$10,276,194	$9,452,721	$9,021,358
Adjustment for fixed maturity and short term investments attributable to redeemable noncontrolling interests, certain third party vehicles and joint ventures	(3,673,998)	(3,027,930)	(2,676,150)	(2,396,144)	(2,216,740)
Retained fixed maturity and short term investments, at fair value	$9,811,977	$7,647,460	$7,600,044	$7,056,577	$6,804,618

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
From time to time, the Company discusses “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Property Segment
Catastrophe	$845,213	$108,937	$212,330	$437,720	$590,337
Other property	187,171	90,981	89,083	114,907	116,631
Property segment gross premiums written	$1,032,384	$199,918	$301,413	$552,627	$706,968

Managed Catastrophe Premiums
Property segment gross premiums written	$1,032,384	$199,918	$301,413	$552,627	$706,968
Other property gross premiums written	(187,171)	(90,981)	(89,083)	(114,907)	(116,631)
Catastrophe gross premiums written	$845,213	$108,937	$212,330	$437,720	$590,337
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	6,082	797	1,475	26,027	13,660
Managed catastrophe premiums	$851,295	$109,734	$213,805	$463,747	$603,997

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